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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: June 20, 2002


                                   R & B, Inc.
              (Exact name of registrant as specified in its charter)


     Pennsylvania                     000-18914               23-2078856
     ------------                     ---------               ----------
    (State or other                  (Commission            (IRS Employer
    jurisdiction of                  File Number)         Identification No.)
    incorporation)

                             3400 East Walnut Street
                           Colmar, Pennsylvania 18915
                     (Address of principal executive offices)

       Registrant's telephone number, including area code: 215-997-1800

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Item 4. Changes in Registrant's Certifying Accountant.

        The Audit Committee of the Board of Directors of R&B, Inc. ("R&B") annually considers and recommends to the Board the selection of R&B's independent public accountants. As recommended by R&B' Audit Committee, the Board of Directors on June 19, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as R&B's independent public accountants and has engaged KPMG LLP to serve as R&B's independent public accountants for the fiscal year ending December 28, 2002.

        Andersen's reports on R&B's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During R&B's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on R&B' consolidated financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

        R&B provided Andersen a copy of the foregoing disclosures. Exhibit 16 is a copy of Andersen's letter, dated June 20, 2002 stating that it has found no basis for disagreement with such statements.

     During R&B's two most recent fiscal years and through the date of this Form 8-K, R&B did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on R&B's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

c)   Exhibits.  The following Exhibits are filed with this document.
     ---------

     Exhibit Number   Description
            16        Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated June 20, 2002


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   R&B, Inc.
                                   (Registrant)


Dated: June 20, 2002               By: /s/ Mathias J. Barton
                                      -----------------------------------------
                                      Mathias J. Barton
                                      Chief Financial Officer and
                                      Principal Accounting Officer






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                                  EXHIBIT INDEX


 Exhibit Number       Description

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 20, 2002


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